                            HOLDINGS PLEDGE AGREEMENT


          PLEDGE AGREEMENT, dated as of December 1, 1994, made by PRIME HOLDING, INC., a Delaware corporation (the "PLEDGOR"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as collateral agent (in such capacity, the "COLLATERAL AGENT") for (i) the several lenders (the "LENDERS") from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Prime Acquisition Corp., a Delaware corporation (the "COMPANY"), the Lenders, Chemical Bank, a New York banking corporation, as administrative agent (the "ADMINISTRATIVE AGENT"), and the Collateral Agent and (ii) from and after the date the Hedge Lender has entered into a Hedge Lender Agency Agreement (as defined below) with the Collateral Agent, the Hedge Lender.


                              W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the Lenders have agreed to participate in certain letters of credit for the account of the Company upon the terms and subject to the conditions set forth therein, such loans being evidenced by the notes issued by the Company;

          WHEREAS, the Company and the Hedge Lender are now or may become parties to one or more Interest Rate Agreements;

          WHEREAS, the Pledgor is the owner of the shares of Pledged Stock (as hereinafter defined) issued by the Company listed on Schedule I hereto;


          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Lenders and the Hedge Lender; and

          WHEREAS, it is a condition to the obligation of the Hedge Lender to enter into any Interest Rate Agreement that the Pledgor execute and deliver this Pledge Agreement;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue and the Lenders to participate in the letters of credit under the Credit Agreement and to induce the Hedge Lender to enter into the Interest Rate Agreement, the Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders and the Hedge Lender, as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

          "CODE" means the Uniform Commercial Code from time to time in effect in the State of New York.

          "COLLATERAL" means the Pledged Stock and all Proceeds.

          "CREDIT OBLIGATIONS" shall mean the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Collateral Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents, the Interest Rate Agreement with respect to any obligations arising under or in connection with any of the Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Collateral Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise.

          "CREDIT TERMINATION DATE" means the date on which the Credit Obligations have been paid in full, the Commitments have been terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Collateral Agent, the Administrative Agent and the Managing Agents.

          "EVENT OF DEFAULT" means (a) prior to the Credit Termination Date, an Event of Default as defined in the Credit Agreement and (b) on and after the Credit Termination Date, any event or circumstance which would (including any event or circumstance which with the giving of notice, the lapse of time or both, would) permit the Hedge Lender to terminate the Interest Rate Agreements to which it is a party.

          "HEDGE LENDER AGENCY AGREEMENT" shall mean an Agency Agreement substantially in the form of Exhibit C to the Company Security Agreement.

          "HEDGE LENDER AGREEMENT OBLIGATIONS" shall mean all amounts now or hereafter owing by the Company to the Hedge Lender under the Interest Rate Protection Agreements or hereunder.

          "INTEREST RATE PROTECTION TERMINATION DATE" means the later of (a) the date on which all of the Interest Rate Agreements with the Hedge Lender shall have been terminated and (b) the date on which all amounts payable by the Company to the Hedge Lender under all of the Interest Rate Agreements with the Hedge Lender shall have been paid in full.

          "OBLIGATIONS" means (i) the Credit Obligations and (ii) the Hedge Lender Agreement Obligations.

          "PLEDGE AGREEMENT" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "PLEDGED STOCK" means the shares of capital stock of the Company listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Company to the Pledgor while this Pledge Agreement is in effect.

          "PROCEEDS" means all "proceeds", as such term is defined in Section 9-306(1) of the Code on the date hereof, of the Pledged Stock, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Collateral Agent, for the ratable benefit of the Lenders and the Hedge Lender, all certificates or instruments representing or evidencing the Pledged Stock on the date hereof, and hereby transfers and grants to the Collateral Agent, for the ratable benefit of the Lenders and the Hedge Lender, a first priority security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3. STOCK POWERS. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock to the Collateral Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

          (a) the shares of Pledged Stock constitute (i) all the issued and outstanding shares of all classes of the Capital Stock of the Company owned by the Pledgor and (ii) on the date hereof, all the issued and outstanding shares of all classes of the Capital Stock of the Company;

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the record and beneficial owner of the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.


          The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by the Pledgor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

          5. COVENANTS. The Pledgor covenants and agrees with the Collateral Agent, the Lenders and the Hedge Lender that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Collateral Agent, the Administrative Agent and the Managing
Agents:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of the Company, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Collateral Agent, the Lenders and the Hedge Lender, hold the same in trust for the Collateral Agent, the Lenders and the Hedge Lender and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Collateral Agent, the Administrative Agent and the Managing Agents so request, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Collateral Agent, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

          (c) At any time and from time to time, upon the written request of the Collateral Agent, the Administrative Agent and the Managing Agents, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent, the Administrative Agent and the Managing Agents may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgor agrees to pay, and to save the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive all cash dividends paid by the Company to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that the Pledgor agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents or any of the other Credit Documents. The Collateral Agent shall, at the Pledgor's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Pledgor all proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

          7. RIGHTS OF THE LENDERS AND THE COLLATERAL AGENT. (a) If an Event of Default shall occur and be continuing, (i) the Collateral Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Collateral Agent, the Administrative Agent and the Managing Agents may jointly determine, and (ii) all shares of the Pledged Stock may be registered in the name of the Collateral Agent or its nominee, and, subject to the terms of this Agreement, the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Company or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by the Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Collateral Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Collateral Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Collateral Agent agrees to release promptly to the Pledgor any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 7(a) if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

          (c) The Collateral Agent may execute any of its duties under this Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 10.3 of the Credit Agreement.

          8. REMEDIES. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Collateral Agent, with the consent of the Administrative Agent and the Managing Agents, on behalf of the Lenders and the Hedge Lender, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), with the consent of the Administrative Agent and the Managing Agents may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Collateral Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, and/or the Collateral Agent, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent, the Administrative Agent and the Managing Agents may elect subject to subsection 4.9 of the Credit Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Lender to collect such deficiency.

          9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Collateral Agent, the Administrative Agent and the Managing Agents shall jointly determine to exercise its right to sell any or all of the Pledged Stock pursuant to
Section 8 hereof, and if in the joint opinion of the Collateral Agent, the Administrative Agent and the Managing Agents it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Pledgor will cause the Company to (i) execute and deliver, and cause the directors and officers of the Company to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the joint opinion of the Collateral Agent, the Administrative Agent and the Managing Agents, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the joint opinion of the Collateral Agent, the Administrative Agent and the Managing Agents, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Company to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Collateral Agent, the Administrative Agent and the Managing

Agents shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Collateral Agent, the Administrative Agent and the Managing Agents in good faith jointly believe to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender, that the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10. NO SUBROGATION. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Lender or the Hedge Lender, or the receipt of any amounts by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender against the Company or against any other collateral security held by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender in connection with the Collateral, until all amounts owing to the Administrative Agent, the Collateral Agent, the Managing Agents, the Lenders and the Hedge Lenders by the Company on account of the Obligations are paid in full and the Commitments are terminated.

          11. AMENDMENTS, ETC., WITH RESPECT TO THE OBLIGATIONS. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender may be rescinded by the Administrative Agent, the Collateral Agent, the Issuing Lender, such Lender or the Hedge Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender, and the Credit Agreement, the Notes, the Security Documents, the other Credit Documents, the Interest Rate Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) or the Hedge Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender upon this Pledge Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Company and the Pledgor, on the one hand, and the Administrative Agent, the Collateral Agent, the Issuing Lender, the Hedge Lender and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Pledgor with respect to the Obligations.

          12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. None of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender, the Hedge Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. SECTION HEADINGS. The section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. NO WAIVER; CUMULATIVE REMEDIES. None of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Collateral Agent, the Issuing Lender, such Lender or the Hedge Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Pledge Agreement represents the agreement of Holdings with respect to the subject matter hereof and there are no promises or representations by the Collateral Agent, any Lender or the Hedge Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Collateral Agent, provided that any provision of this Pledge Agreement may be waived by the Collateral Agent in a letter or agreement executed by the Collateral Agent or by telex or facsimile transmission from the Collateral Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Lenders and the Hedge Lender and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          18. NOTICES. Notices by the Collateral Agent to the Pledgor or the Company may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Pledgor or the Company at its address or transmission number set forth in subsection 11.2 of the Credit Agreement in the case of the Company and on Schedule II hereto in the case of the Pledgor and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Company may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

          19. COUNTERPARTS. This Pledge Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          20. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO THE COMPANY. The Pledgor hereby authorizes and instructs the Company to comply with any instruction received by it from the Collateral Agent, the Administrative Agent and the Managing Agents in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected in so complying.

          21. AUTHORITY OF THE COLLATERAL AGENT. The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them and as between the Collateral Agent and the Hedge Lender be governed by the Hedge Lender Agency Agreement, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders and the Hedge Lender with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          22. TERMINATION. This Agreement shall terminate upon the later of the Credit Termination Date and the Interest Rate Protection Termination Date. Upon such termination, the Collateral Agent shall on its behalf and on behalf of the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Collateral Agent (other than a warranty that the Collateral Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of the Pledgor.

          23. RIGHTS OF THE HEDGE LENDER. (a) The Collateral Agent shall have no obligation whatsoever to the Hedge Lender, whether as agent, trustee or otherwise, except as expressly provided herein, in any other Credit Document or in the Hedge Lender Agency Agreement, and the Collateral Agent may waive, amend, supplement or otherwise modify any provision of this Pledge Agreement or release any Collateral hereunder in accordance with the terms hereof, all without consulting with or obtaining the consent of the Hedge Lender. The Hedge lender shall have no right to enforce any provisions of this Pledge Agreement before the Credit Termination Date.

          (b) The Collateral Agent shall cease to be a party hereto and all rights and obligations hereunder shall be automatically assigned and transferred to the Hedge Lender (without any action on the part of the Collateral Agent) from and after the Credit Termination Date. After the Credit Termination Date, all rights and obligations so assigned by the Collateral Agent to the Hedge Lender shall no longer be subject to (i) any requirement that the consent of the Managing Agents, the Administrative Agent, the Required Lenders and/or the Lenders be obtained or (ii) any requirement that any decision be the joint determination of the Managing Agents, the Administrative Agent and/or the Collateral Agent.

          (c) The Hedge Lender shall cease to be a party hereto from and after the Interest Rate Protection Termination Date.

IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                        PRIME HOLDING, INC.



                                        By: /s/ Christopher J. O'Brien
                                           ------------------------------------
                                        Name:  Christopher J. O'Brien
                                        Title: Vice President,
                                               Secretary and Treasurer


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Collateral Agent


                                        By: /s/
                                           ------------------------------------
                                        Name:
                                        Title:

                           ACKNOWLEDGMENT AND CONSENT


          The Company referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The Company further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.



                              PRIME ACQUISITION CORP.


                              By: /s/ Christopher J. O'Brien
                                  --------------------------
                              Name:  Christopher J. O'Brien
                              Title: Vice President,
                                     Secretary and Treasurer

                                                                     SCHEDULE I
                                                      Holdings Pledge Agreement


                          DESCRIPTION OF PLEDGED STOCK


                            Class        Stock Certificate         No. of
 Issuer                   of Stock               No.               Shares
 ------                   --------           ----------            ------

 Prime Acquisition
   Corp.                  Common                  1                 5,000
 Prime Acquisition
   Corp.                  Preferred               1                 5,000

                                                                    SCHEDULE II
                                                      Holdings Pledge Agreement


                               ADDRESS OF PLEDGOR


                              Prime Holding, Inc.
                              c/o INVESTCORP International, Inc.
                              280 Park Avenue
                              Floor 37 West
                              New York, New York 10017
                              Attention: Christopher J. O'Brien
                              Telex: 4976829 INCORP
                              Telecopy: (212) 983-7073


                              With a copy to:


                              Prime Acquisition Corp.
                              16225 Park Ten Place
                              Suite 200
                              Houston, TX 77084
                              Attention: Chief Financial Officer
                              Telecopy:


                              With a copy to:


                              Gibson, Dunn & Crutcher LLP
                              200 Park Avenue
                              New York, New York 10166
                              Attention: Charles K. Marquis, Esq.
                              Telex: 177920 GIBTRASK NYK
                              Telecopy: (212) 949-7606